                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

             Current Report Filed Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
              (Date of Earliest Event Reported): September 29,1997


                            THE FOREFRONT GROUP, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     0-27438                    76-0365256
-------------------------------   -------------------        -------------------
(State or other jurisdiction of    (Commission                (I.R.S. Employer
incorporation or organization)     File Number)              Identification No.)


           1360 Post Oak Boulevard, Suite 2050, Houston, Texas 77056
   ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (713) 961-1101
             -------------------------------------------------------
              (Registrant's telephone number, including Area Code)

Item 2.  Acquisition or Disposition of Assets.

     On September 29, 1997, The ForeFront Group, Inc. (the "Company") entered into an Acquisition Agreement (the "Agreement") with LanProfessional Inc., a Canadian corporation located in Ottawa, Canada ("LanTec") and each of its shareholders (the "Shareholders") whereby the Company acquired all of the outstanding shares of capital stock of LanTec, other than certain Exchangeable Shares of LanTec which are exchangeable into the shares of the Company referenced below. The purchase price of the acquisition consisted of (i) 557,413 Exchangeable Shares of LanTec retained by the Shareholders, which are exchangeable for an equivalent number of shares of the Company's Common Stock, of which 81,687 shares are subject to cancellation in the event of certain breaches of representations and covenants by the Shareholders in the Agreement under and pursuant to the terms of an Escrow Agreement between the Company, the Shareholders and Texas Commerce Bank, as Escrow Agent and (ii) cash in the amount of U.S. $1,800,000, of which $50,000 is held in escrow pursuant to the Escrow Agreement for post closing liabilities, and of which an additional $326,726 was held in escrow by McCarthy Tetrault, counsel to the Company, as security for certain post closing obligations of the Shareholders. The purchase price was determined through negotiations between the Company and the Shareholders. In connection with this acquisition, the Company entered into customary employment and non-competition agreements with the two principal shareholders and founders of LanTec.

     LanTec is a developer of computer based training ("CBT")software for information technology professionals, and has developed the ForeFront MCSE Self-Study Course TM, and the ForeFront CNE Self-Study Course TM, programs which provide training for certification to manage MicroSoft Windows NT and Novell Netware, and the ForeFront A+ Certification Self-Study Course TM, a program that provides training for the most recognized certification for personal computer technicians. Prior to the acquisition, each of these products has been published and marketed by the Company on an exclusive basis in the United States pursuant to the Licensing and Distribution Agreement between LanTec and ForeFront Direct, Inc.(the Company's wholly owned direct marketing subsidiary, formerly known as AllMicro, Inc.) dated August 21, 1995. A number of additional CBT products are currently under development and scheduled for release over the next 18 months.

     The shares of ForeFront Common Stock issuable upon exchange of the Exchangeable Shares of LanTec are reserved for issuance by ForeFront and its transfer agent, and will be issued pursuant to available exemptions from registration. Each of the Shareholders has agreed that the Exchangeable Shares of LanTec and the shares of ForeFront which may be acquired in exchange therefor may not be transferred, sold or otherwise distributed for a one year period following the acquisition.

     The Company is not aware of any pre-existing material relationships between
(i) LanTec or its shareholders, on the one hand, and (ii) the Company, any of the Company's affiliates, directors and officers or any associate of such directors and officers on the other hand, other than the above-mentioned Distribution Agreement.

Item 7. Financial Statements and Exhibits

        (a)  Financial Statements of Business Acquired

             The required financial statements of LanTec are attached hereto on pages 5 through 12.

         (b)  Pro Forma Financial Information

              Set forth on pages 13 through 16 are the unaudited pro forma financial statements which give effect to the acquisition of LanTec.

         (c)  Exhibits

         Exhibit
         Number                        Description
         -------                       -----------

         10.1* Acquisition Agreement, dated as of September 29, 1997, between the Company, LanProfessional Inc. and Sunil K. Sethi, Naveen Seth, Sukhdev Walia, Sunita Uppal and Jang Bhadhur Sethi.

         10.2* Escrow Agreement, dated as of September 29, 1997, between the Company, Texas Commerce Bank, N.A. and Sunil K. Sethi, Naveen Seth, Sukhdev Walia, Sunita Uppal and Jang Bhadhur Sethi.

         10.3* Lockup Agreement, dated as of September 29, 1997, between the Company, and Sunil K. Sethi, Naveen Seth, Sukhdev Walia, Sunita Uppal and Jang Bhadhur Sethi.

         10.4* Support Agreement, dated as of September 29, 1997, between the Company and LanProfessional Inc.

         10.5* Exchange Rights Agreement, dated as of September 29, 1997, between the Company, LanProfessional Inc. and Sunil K. Sethi, Naveen Seth, Sukhdev Walia, Sunita Uppal and Jang Bhadhur Sethi.

         10.6* Employment Agreement, dated as of September 29, 1997, between LanProfessional Inc. and Sunil K. Sethi.

         10.7* Additional Escrow Agreement, dated as of September 29, 1997, between the Company, McCarthy Tetrault, Sunil K.
                  Sethi, Naveen Seth, Sukhdev Walia, Sunita Uppal and Jang Bhadhur Sethi.

         10.8* Form of Registration Rights Agreement, attached as Exhibit J to the Acquisition Agreement, between the Company and Sunil K. Sethi, Naveen Seth, Sukhdev Walia, Sunita Uppal and Jang Bhadhur Sethi.


         * Previously filed with Form 8-K dated October 14, 1997

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

     On Septmeber 29, 1997, the Company entered into an Acquisition Agreement with LanProfessional, Inc. ("LanTec") a Canadian corporation, and its five shareholders (the "Shareholders"), none of whom is a resident or citizen of the United States, whereby the Company acquired all of the outstanding shares of capital stock of LanTec, other than certain Exchangeable Shares (described herein), and granted the Shareholders certain rights to exchange the Exchangeable Shares of LanTec for an aggregate of 557,413 shares of Common Stock of the Company. The rights to exchange the Exchangeable Shares of LanTec were granted, and the shares of Common Stock of the Company, when issued and delivered upon exchange of the Exchangeable Shares, will be issued, pursuant to the exemptions from registration provided by Section 4(2) of, and/or Regulation D and/or Regulation S promulgated under, the Securities Act of 1933, as amended. No underwriter was involved in the placement of the securities.

     The Exchangeable Shares of LanTec held by the Shareholders are exchangeable by the Shareholders for shares of Common Stock of the Company at any time prior to September 29, 2002, in their discretion, on a one for one basis. In addition, in the event any dividend is declared by the Company, the holders of the Exchangeable Shares are entitled to receive from LanTec an amount they would have received had they held the shares of ForeFront Common Stock. In addition, the Shareholders are entitled to notice from the Company upon certain corporate events such as a change of control, liquidation, or other reorganization, in order to provide them with an opportunity to exercise their exchange rights and acquire the Common Stock of the Company. Any Exchangeable Shares remaining outstanding on September 29, 2002 will automatically be exchanged into shares of Common Stock of the Company.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               THE FOREFRONT GROUP, INC.



                                               /s/ Ernest D. Rapp
                                               ---------------------------
                                               Ernest D. Rapp
                                               Principal Financial and
                                               Accounting Officer

--------------------------------------------------------------------------------
                                   AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Shareholders of
Lanprofessional Inc.:


We have audited the balance sheet of LANPROFESSIONAL INC. (A CANADA CORPORATION) as at June 30, 1997 and the statements of operations, retained earnings and cash flows for the years ended June 30, 1997 and 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at June 30, 1997 and the results of its operations and the cash flows for the years ended June 30, 1997 and 1996 in accordance with United States generally accepted accounting principles.

                                                 ARTHUR ANDERSEN & CO

November 17, 1997
Ottawa, Canada

                              LANPROFESSIONAL INC.
                                 BALANCE SHEETS
                          (ALL AMOUNTS IN US DOLLARS)

                                     ASSETS

                                                     June 30,   September 29,
                                                       1997         1997
                                                     --------     --------
                                                                 (unaudited)
CURRENT ASSETS
  Cash                                               $133,159     $169,966
  Accounts receivable                                 149,090       42,776
  Advances to 1213360 Ontario Ltd. (Note 3)            62,900          -
                                                     --------     --------
                                                      345,149      212,742

PROPERTY AND EQUIPMENT (Note 4)                       157,695      208,846
                                                     --------     --------
                                                     $502,844     $421,588
                                                     --------     --------
                                                     --------     --------

                         LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable and accrued liabilities           $153,398     $ 61,570
  Due to shareholders (Note 3)                          1,061          -
  Income taxes payable                                116,215      139,729
                                                     --------     --------
                                                      270,674      201,299
                                                     --------     --------
SHAREHOLDERS' EQUITY
  Capital stock (Note 5)                                  174          174
  Retained earnings                                   231,996      220,115
                                                     --------     --------
                                                      232,170      220,289
                                                     --------     --------
                                                     $502,844     $421,588
                                                     --------     --------
                                                     --------     --------


   The accompanying notes are an integral part of these balance sheets.

                              LANPROFESSIONAL INC.
                            STATEMENTS OF OPERATIONS
                          (ALL AMOUNTS IN US DOLLARS)

                                            Year Ended            Three Months Ended
                                      -----------------------    --------------------
                                       June 30,     June 30,     Sept. 29,   Sept. 29,
                                        1996          1997         1996        1997
                                      --------    -----------    --------    --------
                                                                     (unaudited)
REVENUES                              $407,679     $1,136,943    $207,542    $488,996

COST OF SALES                           95,433         46,500       9,489       9,439
                                      --------    -----------    --------    --------
GROSS PROFIT                           312,246      1,090,443     198,053     479,557
                                      --------    -----------    --------    --------
EXPENSES
  Research and development             105,983        515,276      80,404     255,142
  Sales and marketing                   53,286        185,828      30,826      71,063
  General and administration (Note 3)   14,295         58,598       1,906       4,131
  Depreciation                          12,468         34,678       3,108      12,717
                                      --------    -----------    --------    --------
                                       186,032        794,380     116,244     343,053
                                      --------    -----------    --------    --------
OPERATING INCOME                       126,214        296,063      81,809     136,504

OTHER INCOME                             3,140            317         -           -
                                      --------    -----------    --------    --------
INCOME BEFORE INCOME TAXES             129,354        296,380      81,809     136,504

PROVISION FOR INCOME TAXES (Note 6)     24,940        105,535      18,500      52,836
                                      --------    -----------    --------    --------
NET INCOME                             104,414        190,845      63,309      83,668

RETAINED EARNINGS (DEFICIT),
  beginning of year                    (21,473)        82,941      82,941     231,996

DIVIDENDS                                  -          (41,790)        -       (95,549)
                                      --------    -----------    --------    --------
RETAINED EARNINGS, end of year        $ 82,941    $   231,996    $146,250    $220,115
                                      --------    -----------    --------    --------
                                      --------    -----------    --------    --------


      The accompanying notes are an integral part of these statements.

                             LANPROFESSIONAL INC.
                           STATEMENTS OF CASH FLOWS
                         (ALL AMOUNTS IN US DOLLARS)

                                               Year Ended          Three Months Ended
                                         ----------------------   --------------------
                                          June 30,    June 30,    Sept. 29,  Sept. 29,
                                           1996        1997         1996       1997
                                         --------    ---------    ---------  ---------
                                                                      (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                             $104,414    $ 190,845    $ 63,309   $ 83,668
  Add items not requiring an outlay
   of cash:
    Depreciation                           12,468       34,678       3,108     12,717
    Loss on disposal of property
    and equipment                             807         -           -          -
                                         --------     --------    --------   --------

                                          117,689      225,523      66,417     96,385
  Changes in assets and liabilities:
    Accounts receivable                   (46,541)     (92,514)    (93,307)   106,314
    Advances to 1213360 Ontario Ltd.         -         (62,900)       -        62,900
    Inventories                            72,352         -           -          -
    Prepaid expenses                        7,970        1,122      (5,844)      -
    Accounts payable and accrued
     liabilities                          (16,877)     108,211      21,732    (91,828)
    Due to shareholders                   (31,563)     (39,614)    (37,615)    (1,061)
    Income taxes payable                   23,414       91,275      18,500     23,514
                                         --------     --------    --------   --------

NET CASH PROVIDED BY
 (USED IN) OPERATIONS                     126,444      231,103     (30,117)   196,224
                                         --------     --------    --------   --------

CASH FLOWS USED IN INVESTING ACTIVITIES
  Purchase of property and equipment      (37,024)    (146,776)    (35,337)   (63,868)
                                         --------     --------    --------   --------

NET CASH USED IN INVESTING ACTIVITIES     (37,024)    (146,776)    (35,337)   (63,868)
                                         --------     --------    --------   --------

CASH FLOWS FROM (USED IN)
 FINANCING ACTIVITIES
  Dividends paid                             -         (41,790)       -       (95,549)
  Issue of capital stock                       19         -           -          -
                                         --------     --------    --------   --------

NET CASH PROVIDED BY (USED IN)
 FINANCING ACTIVITIES                          19      (41,790)       -       (95,549)
                                         --------     --------    --------   --------

NET INCREASE (DECREASE) IN CASH
 DURING THE PERIOD                         89,439       42,537     (65,454)    36,807

CASH, beginning of period                   1,183       90,622      90,622    133,159
                                         --------     --------    --------   --------

CASH, end of period                      $ 90,622     $133,159    $ 25,168   $169,966
                                         --------     --------    --------   --------
                                         --------     --------    --------   --------

       The accompanying notes are an integral part of these statements.

                             LANPROFESSIONAL INC.
                        NOTES TO FINANCIAL STATEMENTS
               (INCLUDING DATA APPLICABLE TO UNAUDITED PERIODS)
                         (ALL AMOUNTS IN US DOLLARS)

1. NATURE OF BUSINESS

   Lanprofessional Inc. (the "Company") was incorporated under the Ontario Business Corporations Act on October 13, 1992. On July 22, 1996, the Company was granted a continuance to operate under the Canada Business Corporations Act.

   The Company is a developer of computer based training software and related instructional guides for information technology professionals.

   On September 29, 1997, the Company entered into an acquisition agreement with The ForeFront Group, Inc. ("FFG"), a US based publicly traded corporation, whereby FFG acquired all of the outstanding shares of the Company in exchange for 557,413 shares of FFG common stock. Of the shares exchanged, 81,687 shares are subject to cancellation in the event of certain breaches of representations and covenants by the Company's shareholders.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The accompanying financial statements reflect the application of the following significant accounting policies, in accordance with United States generally accepted accounting principles and as described below and elsewhere in the notes to the financial statements.

   INTERIM FINANCIAL INFORMATION

   The interim financial statements as at September 29, 1997 and for the three-months ended September 29, 1996 and 1997 are unaudited and certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. In the opinion of management, all adjustments consisting only of normal recurring adjustments, necessary to fairly present the financial position, results of operations and cash flows with respect to the interim financial statements have been included.

   REVENUE RECOGNITION

   The Company recognizes software license revenue when a non-cancelable, non-refundable license agreement has been signed, the product has been shipped, the fees are fixed or determinable and collection is considered probable by management. The majority of the Company's revenue is generated from a licensing and distribution agreement with ForeFront Direct Inc. ("FDI"), a wholly-owned subsidiary of FFG. Sales to FDI accounted for approximately 69% (1996 - 48%) of the Company's 1997 revenues.

   PROPERTY AND EQUIPMENT

   Property and equipment are recorded at cost. Depreciation, used to allocate the cost of property and equipment over their estimated useful lives, is provided using the following annual rates and methods:

   Computer hardware                             30% declining balance
   Leasehold improvements                        20% straight line
   Furniture and equipment                       20% declining balance
   Computer software                             100% declining balance

   Acquisitions during a year are depreciated at half the above annual rates.

   FOREIGN CURRENCY TRANSLATION

   Monetary assets and liabilities which are denominated in foreign currencies are translated at the rates of exchange in effect at the balance sheet date.

   Exchange gains and losses on day-to-day business transactions and unrealized exchange gains and losses on translation of non-US dollar denominated balances are charged to income in the period. Exchange gains and losses are included in general and administration.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

3. RELATED PARTY TRANSACTIONS

   During the year ended June 30, 1997, the Company made advances to 1213360 Ontario Ltd. to help finance the acquisition of the Company's operating premises. The Company and 1213360 Ontario Ltd. are companies under common control. These advances are non-interest bearing and were fully repaid by 1213360 Ontario Ltd. prior to the closing of the acquisition agreement with FFG. The Company has guaranteed the mortgage held by the Royal Bank of Canada on the Company's operating premises owned by 1213360 Ontario Ltd.
   At June 30, 1997, this mortgage amounted to $120,250. The Company was released from the guarantee concurrent with the closing of the acquisition.

   The amount due to shareholders at June 30, 1997, bears interest at a rate of 16% and has no specified terms of repayment. As part of the acquisition agreement with FFG, this amount was fully repaid prior to closing. During the year ended June 30, 1997, interest was accrued and paid on shareholder advances since March 1993 at an interest rate of 16%. This resulted in interest payments to the shareholders in the amount of $35,745 (June 30, 1996 - $nil) and is included in general and administration on the statement of operations.


4. PROPERTY AND EQUIPMENT

                                         June 30,      Sept. 29,
                                          1997           1997
                                        --------      -----------
                                                      (unaudited)

   Computer hardware                    $184,665       $185,976
   Leasehold improvements                 28,538         28,538
   Furniture and equipment                 6,612         69,169
   Computer software                       3,618          3,618
                                        --------       --------

                                         223,433        287,301

   Less:  accumulated depreciation        65,738         78,455
                                        --------       --------

                                        $157,695       $208,846
                                        --------       --------
                                        --------       --------

5. CAPITAL STOCK

   The Company is authorized to issue an unlimited number of Class A, B and C common shares.

   Holders of all classes of shares are entitled to receive dividends in the amounts that the directors in their discretion declare. Class A common shares are voting, while the remaining classes are non-voting.

   The issued and fully paid capital stock is as follows:

                                          June 30,      Sept. 29,
                                            1997          1997
                                          --------     -----------
                                                       (unaudited)

   Class A common shares - 235.3 shares     $174          $174
                                            ----          ----
                                            ----          ----

6. INCOME TAXES

   The provision for income taxes for the year ended June 30, 1996 has been reduced by $5,000 to reflect the benefit of income tax losses carried forward from prior years.


7. COMMITMENTS

   The Company leases its operating premises from 1213360 Ontario Ltd. under an operating lease that expires in September 2000. Future minimum rental payments under this lease for the next five years and in aggregate are as follows:

             1998                               $ 64,000
             1999                                 64,000
             2000                                 64,000
             2001                                 16,000
             2002                                      -
                                                --------

                                                $208,000
                                                --------
                                                --------

                       PRO FORMA STATEMENTS OF OPERATIONS


The following tables set forth the unaudited pro forma statements of operations for The ForeFront Group, Inc. (the Company) for the year ended December 31, 1996, and the nine months ended September 30, 1997, after giving effect to the Company's acquisition on September 29, 1997, of LanTec. The unaudited pro forma financial information assumes that the acquisition occurred as of January 1, 1996.

The following unaudited pro forma statements of operations should be read in conjunction with the Financial Statements of the Company and the related notes thereto included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996, and the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1997, as well as the audited financial statements of LanTec for the year ended June 30, 1997, and related notes thereto included elsewhere herein. The unaudited pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results that would have occurred had the LanTec acquisition taken place at the beginning of the period specified and are not intended to be a projection of future operating results.

                UNAUDITED PRO FORMA COMBINING STATEMENT OF OPERATIONS


                         FOR THE YEAR ENDED DECEMBER 31, 1996


                                             ForeFront      LanTec      Pro Forma        Pro Forma
                                             Historical   Historical    Adjustments      Combined
                                             ----------   ----------    -----------      ---------
NET REVENUES:
  Licenses                                 $13,725,921     $720,974    $  (469,022)(e)  $ 13,977,873
  Maintenance and other services                72,545      115,082           -              187,627
                                           -----------     --------    -----------      ------------
          Total revenues                    13,798,466      836,056       (469,022)       14,165,500

COST OF PRODUCT LICENSES                     2,675,434      122,115       (469,022)(e)     2,328,527
                                           -----------     --------    -----------      ------------
          Gross profit                      11,123,032      713,941           -           11,836,973

OPERATING EXPENSES:
  Research and development                   3,021,318      342,287        160,480 (d)     3,524,085
  Selling and marketing                      8,906,307      127,483           -            9,033,790
  General and administrative                 4,254,646       50,834           -            4,305,480
  Acquired research and development costs    2,798,604         -         3,650,000 (a)     6,448,604
                                           -----------     --------    -----------      ------------
          Total expenses                    18,980,875      520,604      3,810,480        23,311,959
                                           -----------     --------    -----------      ------------
          Operating income (loss)           (7,857,843)     193,337     (3,810,480)      (11,474,986)

OTHER:
  Interest income                              525,255         -              -              525,255
  Gain on sale of assets                          -            -              -                 -
                                           -----------     --------    -----------      ------------
          Total other income (loss)            525,255         -              -              525,255
                                           -----------     --------    -----------      ------------
          Net income (loss) before taxes    (7,332,588)     193,337     (3,810,480)      (10,949,731)
PROVISION FOR INCOME TAXES                        -          17,924        (17,924)(c)          -
                                           -----------     --------    -----------      ------------
NET INCOME (LOSS)                          $(7,332,588)    $175,413    $(3,792,556)     $(10,949,731)
                                           -----------     --------    -----------      ------------
                                           -----------     --------    -----------      ------------
NET LOSS PER SHARE                                                                            $(1.67)
                                                                                        ------------
                                                                                        ------------
SHARES USED IN COMPUTING LOSS PER SHARE      6,002,427      557,413                        6,559,840
                                           -----------     --------                     ------------
                                           -----------     --------                     ------------

     The accompanying notes are an integral part of these financial statements.

            UNAUDITED PRO FORMA COMBINING STATEMENT OF OPERATIONS


                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997


                                                    ForeFront     LanTec        Pro Forma      Pro Forma
                                                   Historical    Historical    Adjustments      Combined
                                                   -----------   ----------   ------------    -----------
NET REVENUES:
  Licenses                                         $12,998,533   $1,198,311   $  (846,100)(e)   $13,350,744
  Maintenance and other services                        43,532         -             -               43,532
                                                   -----------   ----------   -----------       -----------

    Total revenues                                  13,042,065    1,198,311      (846,100)       13,394,276

COST OF PRODUCT LICENSES                             2,502,318       38,166      (846,100)(e)     1,694,384
                                                   -----------   ----------   -----------       -----------
    Gross profit                                    10,539,747    1,160,145          -           11,699,892

OPERATING EXPENSES:
  Research and development                           1,355,977      629,403       120,360 (d)     2,105,740
  Selling and marketing                              9,057,841      172,330          -            9,230,171
  General and administrative                         3,039,098       15,389          -            3,054,487
  Acquired research and development costs            4,097,251         -       (3,650,000)(b)       447,251
                                                   -----------   ----------   -----------       -----------

    Total expenses                                  17,550,167      817,122    (3,529,640)       14,837,649
                                                   -----------   ----------   -----------       -----------

    Operating income (loss)                         (7,010,420)     343,023     3,529,640       (3,137,757)

OTHER:
  Interest income                                      176,127         -             -              176,127
  Gain on sale of assets                             1,868,500         -             -            1,868,500
                                                   -----------   ----------   -----------       -----------

    Total other income (loss)                        2,044,627         -             -            2,044,627
                                                   -----------   ----------   -----------       -----------

    Net income (loss) before taxes                  (4,965,793)     343,023     3,529,640        (1,093,130)

PROVISION FOR INCOME TAXES                              -           177,077      (177,077)(c)         -
                                                   -----------   ----------   -----------       -----------

NET INCOME (LOSS)                                  $(4,965,793)  $  165,946   $3,706,717        $(1,093,130)
                                                   -----------   ----------   ----------        -----------
                                                   -----------   ----------   ----------        -----------

NET LOSS PER SHARE                                                                                   $(0.16)
                                                                                                     ------

SHARES USED IN COMPUTING LOSS PER SHARE              6,337,113      557,413                       6,894,526
                                                   -----------   ----------                     -----------
                                                   -----------   ----------                     -----------

  The accompanying notes are an integral part of these financial statements.

                 NOTES TO PRO FORMA STATEMENTS OF OPERATIONS

GENERAL

The following notes set forth the assumptions used in preparing the unaudited pro forma statements of operations. The pro forma adjustments are based on estimates made by the Company's management using information currently available. For purposes of preparing these unaudited pro forma statements of operations, certain assumptions have been made in allocating the purchase price to the net assets of LanTec acquired.

PRO FORMA ADJUSTMENTS

The adjustments to the accompanying unaudited pro forma statements of operations are described below:

(a) To record the initial purchase price allocation including cash proceeds paid, purchased software, goodwill and acquired research and development.

(b) To eliminate the effects of the purchase price allocation since the transaction is assumed to take place on January 1, 1996, although it occurred on September 29, 1997.

(c) To eliminate provision for income taxes recorded on LanTec's financial statements as the combined results of operations are in an overall loss position.

(d) To record amortization expense relating to the purchased software and goodwill recorded in connection with the LanTec acquisition.

(e) To eliminate related revenues and cost of goods sold between the two entities.